SCHEDULE 14A
                                (RULE 14A - 101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement     [ ] Confidential, for Use of the Commission
[X]  Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                           Buckeye Technologies Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transactions applies:
          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------
     (5)  Total fee paid:
          ----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing. (1) Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                            Buckeye Technologies Inc.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407

                               September 26, 2002

TO THE STOCKHOLDERS OF BUCKEYE TECHNOLOGIES INC.

     You are cordially invited to attend the annual meeting of stockholders of Buckeye Technologies Inc. to be held on Thursday, November 7, 2002 at 5:00 p.m. Central Time, at our headquarters, 1001 Tillman Street, Memphis, Tennessee. At the meeting, you will be asked to consider the matters described in the enclosed proxy statement.

     In connection with the meeting, we are enclosing a notice of annual meeting of stockholders, a proxy statement, and a form of proxy. Please complete the enclosed form of proxy so that your shares can be voted if you do not attend the meeting. If you are present at the meeting and want to vote your shares personally, your form of proxy will be withheld from voting upon your request prior to balloting. Please return your proxy card to us in the enclosed, postage-prepaid envelope as soon as possible, even if you plan to attend the meeting. Also, registered and most beneficial shareholders may vote by telephone or through the internet. Instructions for using these convenient services are explained on the enclosed proxy. Your vote is very important. I urge you to vote your proxy as soon as possible.

     Detailed information relating to Buckeye's activities and operating performance during fiscal 2002 is contained in our Annual Report on Form 10-K, which is being mailed to you with this proxy statement, but is not a part of the proxy soliciting material. If you do not receive or have access to the 2002 Annual Report on Form 10-K, you may request a copy from Shirley Spears, Buckeye Technologies Inc., P.O. Box 80407, 1001 Tillman Street, Memphis, Tennessee 38108-0407, (901) 320-8125. It is also available on our internet site at www.bkitech.com.


                                      Very truly yours,

                                      /s/ Robert E. Cannon

                                      Robert E. Cannon
                                      Chairman and Chief Executive Officer

                            Buckeye Technologies Inc.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 7, 2002

     The regular annual meeting of stockholders of Buckeye Technologies Inc. will be held on Thursday, November 7, 2002 at 5:00 p.m., Central Time, at our headquarters, 1001 Tillman Street, Memphis, Tennessee, for the following purposes:

         1. Election of Directors. To elect two Class I directors to serve until the 2005 annual meeting of stockholders;

          2. Ratification of Auditors. To ratify the selection of Ernst & Young LLP as Buckeye's independent auditors for fiscal 2003; and

          3. Other Business. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

          Only those stockholders of record at the close of business on September 10, 2002 are entitled to notice of, and to vote at, the annual meeting and any adjournment thereof. On that day, 36,948,900 shares of common stock were outstanding. Each share entitles the holder to one vote.

     We have enclosed with this proxy statement a copy of our Annual Report on Form 10-K.


                                      By Order of the Board of Directors

                                      /s/ Sheila Jordan Cunningham

                                      Sheila Jordan Cunningham
                                      Senior Vice President,
                                      General Counsel and Corporate Secretary

                                      September 26, 2002




================================================================================

                             YOUR VOTE IS IMPORTANT

Please mark, sign, and date your proxy card and return it promptly in the enclosed envelope, whether or not you plan to attend the meeting. Registered and most beneficial shareholders may also vote via telephone or through the internet.

================================================================================

                                Table of Contents
                                                                        Page No.
Information about the Annual Meeting.......................................... 1
Proposal 1--Election of Directors............................................. 4
         Information about the Board of Directors............................. 6
Proposal 2--Ratification of Appointment of Independent Auditors............... 7
         Report of the Audit Committee of the Board of Directors.............. 7
         Audit Fees........................................................... 8
Other Information............................................................. 9
         Buckeye Stock Ownership.............................................. 9
Executive Compensation....................................................... 11
         Summary Compensation Table.......................................... 11
         Options/SARs Granted in Last Fiscal Year............................ 13
         Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal
                Year-End Options/SAR Values.................................. 13
         Equity Compensation Plan Information................................ 14
         Compensation Committee Interlocks and Insider Participation......... 14
         Report of the Compensation Committee on Executive Compensation...... 14
Performance Graph............................................................ 16
Section 16(a) Beneficial Ownership Reporting Compliance...................... 17
Other Matters................................................................ 17

                            Buckeye Technologies Inc.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407


--------------------------------------------------------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

     Your vote is very important. Whether or not you plan to attend the annual meeting, the Board of Directors requests that you sign, date and return the enclosed proxy card, or vote by telephone or on the internet at your earliest convenience. This proxy statement, the form of proxy and the Annual Report on Form 10-K are being sent to you in connection with this request and are being mailed to all stockholders beginning on or about September 26, 2002.


--------------------------------------------------------------------------------

                      Information about the Annual Meeting

--------------------------------------------------------------------------------

Date and time of the meeting

         Thursday, November 7, 2002, 5:00 p.m. Central Time.

Location of the meeting

         Buckeye Technologies Inc., 1001 Tillman Street, Memphis, Tennessee.

Items to be voted upon by stockholders

         You will be voting on the following matters:

          1. Election of Directors. To elect two Class I directors to serve until the 2005 annual meeting of stockholders;

          2. Ratification of Auditors. To ratify the selection of Ernst & Young LLP as Buckeye's independent auditors for fiscal year 2003; and

          3. Other Business. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Stockholders entitled to vote

     You are entitled to vote your common stock if our records show that you held your shares as of the close of business on the record date, September 10, 2002. Each stockholder is entitled to one vote for each share of common stock held on that date. On September 10, 2002, there were 36,948,900 shares of common stock outstanding and entitled to vote. A list of stockholders entitled to vote on matters at the annual meeting will be available at Buckeye's headquarters beginning on or about September 27, 2002.

Voting by proxy

     You may choose one of the following ways to vote:

     Vote by Internet: You can choose to vote your shares at any time using the internet site listed on your proxy card. This site will give you the opportunity to make your selections and confirm that your instructions have been followed. We have designed our internet voting procedures to authenticate your identity by use of a unique control number found on the enclosed proxy card. To take advantage of the convenience of voting on the internet, you must subscribe to one of the various commercial services that offers access to the world wide web. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by you. Buckeye does not charge any separate fees for access to its internet site. If you vote via the internet, you do not need to return your proxy card.

     Vote by Telephone: You can also vote by telephone at any time by calling the toll-free number (for residents of the U.S.) listed on your proxy card. To vote, enter the control number listed on your proxy card and follow the simple recorded instructions. If you vote by telephone, you do not need to return your proxy card.

     Vote by Mail: If you choose to vote by mail, simply mark your proxy card, and then date, sign and return it to us, before the annual meeting, in the postage-paid envelope provided. We will then vote your shares as you direct.

     Shareholders who hold their shares beneficially in street name through a nominee (such as a broker) may be able to vote by telephone or the internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

     For the election of  directors,  you may vote for (1) both of the nominees,
(2) neither of the nominees, or (3) one of the nominees but not the other. For each other item of business, you may vote "For" or "Against" or you may "Abstain" from voting.

     If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them

     o "For" the election of both of our nominees for director; and

     o "For" the ratification of Ernst & Young LLP as our independent auditors.

     If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

Changing or revoking a proxy

     You can change or revoke your proxy at any time before it is voted at the annual meeting by:

     (1) submitting another proxy in writing, by telephone or by the internet as of a more recent date than that of the proxy first given;

     (2)   attending the annual meeting and voting in person; or

     (3) sending written notice of revocation to our corporate secretary, Sheila Jordan Cunningham.

Votes required

     If a quorum is present at the annual meeting,

     o the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting; and

     o the approval of independent auditors and all other matters submitted to the stockholders will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting.

Quorum

     A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. Under Delaware law, stockholders who abstain from voting on a proposal are treated as present and entitled to vote at the annual meeting and therefore have the effect of a vote against the proposal. If shares of common stock are held in the name of a broker, the failure of the broker to vote the shares is treated as if the beneficial owner of such shares failed to vote such shares.

The cost of soliciting proxies

     We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to solicitation by mail, regular employees of Buckeye and paid solicitors may make solicitations personally and by telephone or otherwise. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

Stockholder proposals for the 2003 annual meeting of stockholders

     In accordance with Buckeye's by-laws, stockholders' proposals intended to be presented at the 2003 annual meeting of stockholders must be received in writing by the Secretary of Buckeye not fewer than 60 days nor more than 90 days prior to the 2003 annual meeting (which is expected to be held in November
2003), in the form set forth in the by-laws, for inclusion in the proxy statement and form of proxy relating to that meeting.

--------------------------------------------------------------------------------

                                  The Proposals

--------------------------------------------------------------------------------


Proposal 1 -- Election of Directors

     The Board of Directors is divided into three classes, with each class elected for a three-year term. The Board has nominated the following two persons to serve as Class I Directors: George W. Bryan and R. Howard Cannon. We do not anticipate that either of these nominees will be unavailable for election but, if such a situation arises, the proxy will be voted in accordance with the best judgment of the named proxies unless you have directed otherwise. The election of a director requires the affirmative vote of a plurality of shares present or represented by proxy at the meeting. The remaining members of the Board listed below will continue as members of the Board until their respective terms expire, as indicated below.

     Information about the two individuals nominated as directors and the remaining members of the Board is provided below. Shares of common stock represented by proxy cards returned to us will be voted for the nominees listed below unless you specify otherwise.

--------------------------------------------------------------------------------

                   Nominees for Election as Class I Directors
                              (Terms expiring 2005)

--------------------------------------------------------------------------------

     George W. Bryan, age 58, has served as a director of Buckeye since April 2001. Mr. Bryan served as Chief Executive Officer of Sara Lee Foods from 1998 until his retirement in 2000 and as a Senior Vice President of the Sara Lee Corporation between 1983 and 1998. Mr. Bryan presently serves on the Board of Directors of TBC Corporation and Union Planters Corporation.

     R. Howard Cannon, age 40, now serves as Vice President, Nonwovens Sales, and previously served as Manager, Corporate Strategy since November 1999. He has served as a director of Buckeye since 1996. Before assuming a position with Buckeye, he was President of Dryve, Inc., a company consisting of 33 dry cleaning operations, a position he had held since 1987. He is co-trustee of the Cannon Family Trust. R. Howard Cannon is the son of Robert E. Cannon.

     The Board of Directors recommends a vote "FOR" each of the nominees listed above.

--------------------------------------------------------------------------------

                         Incumbent Directors -- Class II
                              (Terms Expiring 2003)

--------------------------------------------------------------------------------

     Red Cavaney, age 59, has served as a director of Buckeye since 1996 and as President, Chief Executive Officer and Director of the American Petroleum Institute since October 1997. He was President, Chief Executive Officer and a director of the American Plastics Council from 1994 to 1997 immediately following service as President of the American Forest & Paper Association and President of its predecessor, the American Paper Institute. He is Chairman of the American Society of Association Executives.

     David B. Ferraro, age 64, has served as President and Chief Operating Officer of Buckeye since March 1993, the same year in which he first became a director. He was Manager of Strategic Planning of The Procter & Gamble Company from 1991 through 1992. He served as President of Buckeye Cellulose Corporation, then a subsidiary of Procter & Gamble, from 1989 through 1991, as its Executive Vice President and Manager of Commercial Operations from 1987 through 1989, and as its Comptroller from 1973 through 1986.

--------------------------------------------------------------------------------

                        Incumbent Directors -- Class III
                              (Terms expiring 2004)

--------------------------------------------------------------------------------

     Robert E. Cannon, age 72, has served as Chairman and Chief Executive Officer of Buckeye since March 1993, the same year in which he became a director. Before assuming his current position, he served as Dean of the College of Management, Policy and International Affairs at the Georgia Institute of Technology from 1991 through 1992, and Senior Vice President of Procter & Gamble from 1989 to 1991. He was Group Vice President - Industrial Products of Procter & Gamble, which included the operations of Buckeye Cellulose Corporation, then a subsidiary of Procter & Gamble, from 1981 to 1989. He was President of the subsidiary from 1971 through 1981.

     Henry F. Frigon, age 67, has been a director of Buckeye since 1996. He has been a private investor and consultant since 1995. He previously served as Executive Vice President - Corporate Development and Strategy and Chief Financial Officer of Hallmark Cards, Inc. from 1991 to 1995 and as President and Chief Executive Officer of BATUS Inc. from 1983 to 1991. Mr. Frigon is a director of H&R Block Inc., Dimon Inc., Sypris Solutions Inc., Tuesday Morning Corporation and Packaging Corporation of America.

     Samuel M. Mencoff, age 46, was elected a director in 1993. He is currently a Managing Director of Madison Dearborn Partners, LLC, a private equity investment firm, which he co-founded in January 1993. He previously served as Vice President of First Chicago Venture Capital from 1987 to 1993. Mr. Mencoff is a director of Packaging Corporation of America, Bay State Paper Holding Company and Riverwood International Corporation.

--------------------------------------------------------------------------------

                    Information about the Board of Directors

--------------------------------------------------------------------------------

Role of the Board

     Pursuant to Delaware law, our business, property and affairs are managed under the direction of our Board of Directors. The Board has responsibility for establishing broad corporate policies and for the overall performance and direction of Buckeye Technologies Inc., but is not involved in day-to-day operations. Members of the Board keep informed of our business by participating in Board and committee meetings, by reviewing reports sent to them regularly, and through discussions with our executive officers.

Board structure

     We currently have seven directors. Our Board is divided into three groups, Class I Directors, Class II Directors, and Class III Directors. Each class of directors is elected to serve a three-year term. This means that the Class I directors who are elected at the 2002 meeting will serve until the 2005 annual meeting of stockholders unless they resign or are removed.

2002 Board meetings

     Buckeye's Board of Directors met 7 times (exclusive of committee meetings) during fiscal 2002, and no director attended less than 75% of the meetings held by the Board and meetings held by committees of which he was a member.

Board committees

     The Board of Directors has an Audit Committee and a Compensation Committee. A Governance and Nominating Committee will be established as required in the future.

     The Audit Committee consists of Messrs. Henry F. Frigon (Chairman), Red Cavaney and Samuel M. Mencoff, all of whom are independent, non-employee directors of Buckeye. The Audit Committee met 5 times during fiscal year 2002. The Audit Committee has the authority and responsibility:

     o with approval of the stockholders, to hire one or more independent public accountants to audit our books, records and financial statements and to review our systems of accounting (including our systems of internal control);

     o to discuss with the independent accountants the results of the annual audit and quarterly reviews;

     o to conduct periodic independent reviews of the systems of accounting (including systems of internal control);

     o to make reports periodically to the Board with respect to its findings; and

     o to undertake other activities described more fully in the section called "Report of the Audit Committee of the Board of Directors."

     The  Compensation   Committee   consists  of  Messrs.   Samuel  M.  Mencoff
(Chairman), George W. Bryan and Red Cavaney, all of whom are non-employee directors of Buckeye. The Compensation Committee met 3 times during fiscal year 2002. The Compensation Committee is responsible for establishing and administering Buckeye's executive compensation plan and developing policies and guidelines for administering the plan.

Director compensation

     Directors who are employees of Buckeye are not entitled to receive any fees for serving as directors. However, non-employee directors receive directors' fees in the amount of $20,000 per annum payable quarterly, in cash or an equivalent amount of Buckeye's common stock, with the option provided to each director to defer receipt of his fees and receive in lieu thereof, upon the expiration of his tenure as a member of the Board, a cash payment equal to the number of shares of common stock which could have been purchased on the open market at the time of the deferral multiplied by the fair market value of the common stock at the time of expiration of the director's tenure.

     Additionally, pursuant to Buckeye's Amended and Restated Formula Plan for Non-Employee Directors, on November 2, 2001, Messrs. Bryan, Cavaney, Frigon, Mencoff each were granted an option to acquire 10,000 shares of common stock at the prevailing market price at the time of the grant. Each of these directors will be granted an additional option for 10,000 shares on the date of each annual meeting of stockholders at which he is reelected to the Board or continues his service on the Board. Under the Formula Plan, each option that is issued on the date of an annual meeting of stockholders becomes fully exercisable on the first anniversary of its issuance or the next regularly scheduled annual meeting of stockholders, whichever occurs first. Each option issued on a date other than the date of an annual meeting of stockholders becomes fully exercisable on the first anniversary of its issuance. Future non-employee directors newly elected or appointed to the Board will also be entitled to receive options under the Formula Plan. Mr. Mencoff has contractually agreed to assign to Madison Dearborn Partners, L.P., an entity for which Mr. Mencoff's employer serves as general partner, all rights to director's fees and options to which he may be entitled as a director of Buckeye. All directors are reimbursed for out-of-pocket expenses related to their services as directors.

--------------------------------------------------------------------------------

Proposal 2 -- Ratification of Appointment of Independent Auditors

     The Board of Directors has selected Ernst & Young LLP, independent accountants, to audit our financial statements for fiscal year 2003. We are presenting this proposal to the stockholders for ratification at the annual meeting. A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

     Ratification of the selection of Ernst & Young LLP as Buckeye's independent auditors requires the affirmative vote of the holders of a majority of the shares of common stock represented at the annual meeting.

     The Board of Directors recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as Buckeye's independent auditors for fiscal year 2003.

--------------------------------------------------------------------------------

             Report of the Audit Committee of the Board Of Directors

--------------------------------------------------------------------------------

     The Audit Committee consists of three directors, Messrs. Henry F. Frigon (Chairman), Red Cavaney and Samuel M. Mencoff. Each member meets the independence and qualification standards required by the New York Stock Exchange. The Audit Committee operates in accordance with its written charter, which was adopted by the Board on April 18, 2000. During the fiscal year ended June 30, 2002, the Audit Committee met 5 times.

     The Audit Committee monitors and reviews the performance of the independent auditors and the quality and integrity of Buckeye's internal accounting, auditing and financial reporting practices.

     The Audit Committee has obtained from the independent auditors, Ernst & Young LLP, a formal written statement describing all relationships between the auditors and Buckeye that might bear on the auditors' independence. This statement conforms to Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee also has discussed with the auditors any relationships that may impact their objectivity and independence, and it has considered Buckeye's payment of fees to the auditors, and the Audit Committee is satisfied that the auditors are independent of Buckeye.

     The Audit Committee has discussed with management Buckeye's audited financial statements for the year ended June 30, 2002. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communication with Audit Committees") and, with and without management present, discussed and reviewed the results of the independent auditors' examination of Buckeye's financial statements. The Audit Committee also has discussed with the independent auditors its evaluation of Buckeye's internal controls and the overall quality of Buckeye's financial reporting.

     Based upon the results of the inquiries and actions discussed above, in reliance upon management and Ernst & Young LLP, and subject to the limitations of its role, the Audit Committee recommended to the Board that Buckeye's audited financial statements be included in its Annual Report on Form 10-K for the year ended June 30, 2002, for filing with the SEC. The Audit Committee has also recommended the reappointment, subject to stockholder approval, of the independent auditors, Ernst & Young LLP.

                                                     Audit Committee
                                                     Henry F. Frigon, Chairman
                                                     Red Cavaney
                                                     Samuel M. Mencoff


--------------------------------------------------------------------------------

                                   Audit Fees

--------------------------------------------------------------------------------

     During fiscal year 2002, Ernst & Young LLP not only acted as independent auditors for Buckeye and our subsidiaries (work related to auditing the annual financial statements for fiscal year 2002 and reviewing the financial statements included in our Forms 10-Q) but also rendered on our behalf other services, including tax-related services and other accounting and auditing services. The following table sets forth the aggregate fees billed or expected to be billed by Ernst & Young LLP for audit services rendered in connection with the financial statements and reports for fiscal year 2002 and for other services rendered during fiscal year 2002 on our behalf, as well as all "out-of-pocket" costs incurred in connection with these services, which have been billed to us.


          Audit and Quarterly Review Fees
          (for the audit of  the 2002 financial statements):                      $ 431,200

          Financial Information Systems Design and Implementation Fees:                   0

          All Other Fees:                                                           456,100
                                                                                  ---------

          Total Fees                                                              $ 887,300
                                                                                  =========

--------------------------------------------------------------------------------

                                Other Information

--------------------------------------------------------------------------------

                             Buckeye Stock Ownership

--------------------------------------------------------------------------------

     Except as noted below, as of September 3, 2002, our records indicated that the following number of shares were beneficially owned by (i) each person known by Buckeye to beneficially own more than 5% of Buckeye's shares; (ii) each director of Buckeye and each of the six most highly compensated executive officers; and (iii) all directors and executive officers of Buckeye as a group.


                                                                              Amount and Nature of      Percent of
                                Name                                         Beneficial Ownership (1)    Class(1)
--------------------------------------------------------------------------   ------------------------   ----------

(i)       Cannon Family Trust,  R. Howard Cannon, Co-Trustee (2)..........            3,436,410             9.4%
          432 East Racquet Club Place
          Memphis, Tennessee 38117
          NewSouth Capital Management, Inc. (3)...........................            5,978,989            16.7%
          1000 Ridgeway Loop Road, Suite 233
          Memphis, Tennessee 38120-4023
          T. Rowe Price Associates, Inc. (4)..............................            3,088,000             8.4%
          100 E. Pratt Street
          Baltimore, Maryland 21202

(ii)      George W. Bryan (5)..............................................              30,000                *
          Robert E. Cannon (6).............................................           1,497,282             4.0%
          R. Howard Cannon (2) (7).........................................           3,495,586             9.5%
          Red Cavaney (8)..................................................              80,000                *
          David B. Ferraro (9).............................................           1,465,783             4.0%
          Henry F. Frigon (8)..............................................              74,000                *
          Samuel M. Mencoff (8)(10)........................................             501,364             1.4%
          George B. Ellis (11).............................................             735,478             2.0%
          John B. Crowe (12)...............................................              77,985                *
          Paul N. Horne (13)...............................................             312,747                *
          Kristopher J. Matula (14)........................................             455,776             1.2%

(iii)     All Directors and Executive Officers as a group (15) (15 persons)           9,166,717            24.8%
------------------
* Less than 1% of the issued and outstanding shares of common stock of Buckeye.

(1) Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on 36,948,900 shares issued and outstanding as of September 3, 2002. Options to purchase an aggregate of 2,003,000 shares are exercisable or become exercisable within 60 days of September 3, 2002. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom a portion of such options relate but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2) As of September 3, 2002, includes 3,436,410 shares held by the Cannon Family Trust, R. Howard Cannon and Richard Prosser Guenther, Co-Trustees.

(3) NewSouth Capital Management, Inc. filed a Form 13F with the Securities and Exchange Commission on August 13, 2002, stating that as an investment advisor, it had sole dispositive power of the shares set forth herein, which constitute more than 5% of Buckeye's common stock.

(4) T. Rowe Price Associates, Inc. filed a Form 13F with the Securities and Exchange Commission on August 13, 2002, stating that as an investment advisor, it had sole or shared dispositive power of the shares set forth herein, which constitute more than 5% of Buckeye's common stock.

(5)  Includes 20,000 shares issuable upon the exercise of options.

(6) Includes 181,176 shares held by Kathryn Gracey Cannon, wife of Robert E. Cannon, as to which Mr. Cannon disclaims beneficial ownership; 15,603 shares held in Buckeye's 401(k) and retirement plans; 21,152 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 400,000 shares issuable upon the exercise of options.

(7)  Includes 58,000 shares issuable upon the exercise of options.

(8) Includes 70,000 shares issuable upon the exercise of options granted under Buckeye's stock option plan for non-employee directors.

(9) Includes 15,605 shares held in Buckeye's 401(k) and retirement plans; 15,235 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 300,000 shares issuable upon the exercise of options.

(10) Mr. Mencoff has contractually agreed to assign to Madison Dearborn Partners, L.P., an entity for which his employer serves as a general partner, all rights to options to which Mr. Mencoff may be entitled as a director of Buckeye.

(11) Includes 20 shares held by Julie Ellis, wife of George B. Ellis, as custodian for a minor child, as to which Mr. Ellis disclaims beneficial ownership; 5,556 shares held in Buckeye's 401(k) and retirement plans; 6,384 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 140,000 shares issuable upon the exercise of options.

(12) Includes 264 shares held by a Managed Account; 1,011 shares held in Buckeye's 401(k) and retirement plans; 710 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 76,000 shares issuable upon the exercise of options.

(13) Includes 1,787 shares held in Buckeye's 401(k) and retirement plans; 2,088 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 108,000 shares issuable upon the exercise of options.

(14) Includes 8,645 shares held in Buckeye's 401(k) and retirement plans; 1,465 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 408,000 shares issuable upon the exercise of options.

(15) Includes an aggregate of 2,003,000 shares issuable upon exercise of options granted under the stock option plan for non-employee directors and Buckeye's other stock option plans.

--------------------------------------------------------------------------------

                             Executive Compensation

--------------------------------------------------------------------------------

     The following summary compensation table sets forth the annual salary, bonus compensation and long-term incentive awards paid or accrued by Buckeye for each of fiscal years 2002, 2001 and 2000 to or for the account of the Chief Executive Officer and the five other most highly compensated executive officers of Buckeye (the "executive officers") for the fiscal year 2002.

--------------------------------------------------------------------------------

                           Summary Compensation Table

--------------------------------------------------------------------------------


                                                                            Long Term
                                            Annual Compensation        Compensation Awards
                                            --------------------   ---------------------------
                                                                                    Securities
                                                                    Restricted      underlying        All other
                               Fiscal                              Stock awards    options/SARS      compensation
Name and Position               Year        Salary($)    Bonus($)        ($)(1)        (#)(2)            ($)(3)
-----------------              ------       ---------    --------  ------------      ---------         ---------
Robert E. Cannon..........      2002        650,000          ---           ---         200,000           18,700
Chairman and                    2001        650,000        5,850        59,468             ---           18,700
Chief                           2000        600,000      746,400        69,225          70,000           25,500
Executive Officer

David B. Ferraro..........      2002        500,000          ---           ---         150,000           18,700
President and                   2001        500,000        4,500        41,441             ---           18,700
Chief                           2000        470,673      575,351        48,752          60,000           25,500
Operating Officer

George B. Ellis...........      2002        295,000          ---           ---          30,000           18,700
Senior Vice President,          2001        295,000        2,655        16,917             ---           18,700
Cotton Cellulose                2000        290,289      259,635        20,403          30,000           25,500

John B. Crowe.............      2002        260,000          ---           ---          50,000           12,750
Senior Vice President,          2001        237,500          ---         6,646          20,000           11,900
Wood Cellulose                  2000        200,000      130,200         3,996          20,000           17,850

Paul N. Horne.............      2002        260,000          ---           ---          30,000           18,700
Senior Vice President,          2001        251,250        2,261        11,997             ---           18,700
Cotton Cellulose                2000        225,000      204,975        10,190          30,000           25,500

Kristopher J. Matula......      2002        260,000          ---           ---          30,000           15,300
Senior Vice President,          2001        251,250        2,261         8,841             ---           14,450
Nonwovens                       2000        225,000      177,525         7,315          30,000           20,400

-----------------


(1) Pursuant to Buckeye's Restricted Stock Plan, restricted shares of stock were awarded for the executive officers for fiscal years 2002, 2001 and 2000 in the following amounts: (i) in the case of Mr. Cannon, 0 shares, 4,823 shares and 2,962 shares, respectively; (ii) in the case of Mr. Ferraro, 0 shares, 3,361 shares and 2,086 shares, respectively; (iii) in the case of Mr. Ellis, 0 shares, 1,372 shares and 873 shares, respectively;
     (iv) in the case of Mr. Crowe, 0 shares, 539 shares and 171 shares, respectively; (v) in the case of Mr. Horne, 0 shares, 973 shares and 436 shares, respectively; and (vi) in the case of Mr. Matula, 0 shares, 717 shares and 363 shares, respectively. The prices per share of $12.33 for fiscal year 2001 and $23.37 for fiscal year 2000 were based on the average closing price of the common stock on the NYSE for the 20 business days prior to the date of grant. Although the shares may be voted by the recipient, the shares may not be sold, pledged or otherwise transferred before the recipient's approved retirement from Buckeye, and if the recipient should violate the restrictions or otherwise leave Buckeye before an approved retirement date, the shares are subject to forfeiture. The aggregate value of all restricted stock holdings at the end of fiscal year 2002 for Messrs. Cannon, Ferraro, Ellis, Crowe, Horne and Matula was $207,290, $149,303, $62,563, $6,958, $20,462 and $14,357, respectively. If dividends are paid to holders of common stock, holders of restricted stock similarly will be eligible to receive dividends.

(2) Options granted in fiscal year 2002 were granted pursuant to the 1995 Stock Option Plan. The exercise price of options granted to Messrs. Cannon, Ferraro, Ellis, Crowe, Horne and Matula during fiscal year 2002 is $11.25 per share. A portion of the options granted to Mr. Crowe in 2002 were granted pursuant to the 1995 Management Stock Option Plan at an exercise price of $7.60 per share. Mr. Crowe was granted options in fiscal year 2001 pursuant to the 1995 Stock Option Plan at an exercise price of $15.06. None of the other executive officers received options during fiscal year 2001. Options granted in fiscal year 2000 were granted pursuant to the 1995 Stock Option Plan. The exercise price of options granted to Messrs. Cannon, Ferraro, Ellis, Crowe, Horne and Matula during fiscal year 2000 is $16.00 per share. All outstanding options vest periodically over a period of five years, except that optionees who were over the age of 57 at the time of the option grant have shorter vesting periods. Options that have vested may be exercised within a period of ten years from the date the options were granted or such shorter periods as are defined in the subscription agreements executed between Buckeye and the optionees.

(3) Amounts consist of accruals under the Buckeye Retirement Plan (the "Retirement Plan") which is a defined contribution retirement plan covering substantially all employees. Buckeye contributes 1% of the employee's gross compensation plus 1/2% for each year of service up to a maximum of 11% of the employee's gross compensation under the Retirement Plan. Additionally, the Retirement Plan provides for contributions by Buckeye of shares of common stock equal to an additional 4% of the employee's gross compensation during years when Buckeye has been financially successful based on a predetermined financial threshold approved by the Board. The additional 4% contribution will not be made to the Retirement Plan for fiscal year 2002 because the threshold was not reached.

--------------------------------------------------------------------------------

                    Options/SARs Granted in Last Fiscal Year

--------------------------------------------------------------------------------

                                                                                                Potential realizable
                                                                                                  value at assumed
                                                                                                rates of stock price
                                                                                                  appreciation for
                                               Individual Grants                                     option term
                       ----------------------------------------------------------------------  --------------------------
                                                  Percent of
                          Number of securities    total options     Exercise or
                           underlying options     employees in      base price    Expiration
Name                         granted (#)          fiscal year        ($/sh)          date         5%($)        10%($)
----                   --------------------------------------------------------------------------------------------------
Robert E. Cannon                  200,000            16.8%            11.25         04/23/12    1,415,013   3,585,921
David B. Ferraro                  150,000            12.6%            11.25         04/23/12    1,061,260   2,689,440
George B. Ellis                    30,000            2.5%             11.25         04/23/12      212,252     537,888
John B. Crowe                      30,000            2.5%             11.25         04/23/12      212,252     537,888
John B. Crowe                      20,000            1.7%             7.60          04/23/12      214,601     431,692
Paul N. Horne                      30,000            2.5%             11.25         04/23/12      212,252     537,888
Kristopher J. Matula               30,000            2.5%             11.25         04/23/12      212,252     537,888



--------------------------------------------------------------------------------

               Aggregated Option/SAR Exercises in Last Fiscal Year
                     And Fiscal Year-End Option/SAR Values

--------------------------------------------------------------------------------

     The following table discloses information regarding stock options held at the end of or exercised in fiscal year 2002 for each of the executive officers as of June 30, 2002.

                            Shares                          Securities underlying           Value of unexercised
                          acquired on      Value             unexercised options           in-the-money options
        Name               exercise(1)   realized(1)           at June 30, 2002              at June 30, 2002(2)
--------------------     -------------  ------------  -----------------------------     --------------------------
                                                      Exercisable    Unexercisable      Exercisable  Unexercisable
                                                      -----------    --------------     -----------  -------------
Robert E. Cannon....          ---           ---           400,000        200,000         $ 59,609        ---
David B. Ferraro....          ---           ---           300,000        150,000         $ 55,000        ---
George B. Ellis.....          ---           ---           128,000         42,000         $ 27,500        ---
John B. Crowe.......          ---           ---            72,000        114,000         $   ----     44,100
Paul N. Horne.......          ---           ---            90,000         60,000         $ 16,500        ---
Kristopher J. Matula          ---           ---           390,000         60,000         $678,000        ---
-----------------
(1)      As of June 30, 2002, no options have been exercised by the executive officers.
(2)      Based on $9.80 per share, the closing price on the NYSE as of June 28, 2002.


--------------------------------------------------------------------------------

                      Equity Compensation Plan Information

--------------------------------------------------------------------------------


                                      Number of securities to       Weighted-average         Number of securities
                                      be issued upon exercise      exercise price of        remaining available for
                                      of outstanding options,     outstanding options,       future issuance under
Plan Category                           warrants and rights       warrants and rights      equity compensation plans
-------------                         ------------------------- ------------------------- ----------------------------


Equity compensation plans
   approved by stockholders (1)              4,562,950                   $14.02                     460,400
Equity compensation plans not
   approved by stockholders (2)                331,159                   $14.58                   1,112,245(3)
                                             ---------                                            ---------
               Total                         4,894,109                   $14.06                   1,572,645
                                             =========                                            =========



(1) Buckeye stockholders approved both the 1995 Incentive and Non-Qualified Stock Option Plan and the 1995 Management Stock Option Plan.

(2) The Formula Plan and the Restricted Stock Plan were approved by the unaffected members of the Board of Directors.

(3) Includes 370,000 shares reserved for issuance under the Formula Plan and 742,245 shares reserved for issuance under the Restricted Stock Plan.

--------------------------------------------------------------------------------

           Compensation Committee Interlocks and Insider Participation

--------------------------------------------------------------------------------

     The Compensation Committee of the Board is composed of Messrs. Samuel M. Mencoff, Chairman, George W. Bryan and Red Cavaney, all of whom are independent directors. No director who also serves as an executive officer participated in deliberations regarding his own compensation. For 2003, Messrs. Mencoff, Bryan and Cavaney will continue to serve as the Compensation Committee.

--------------------------------------------------------------------------------

         Report of the Compensation Committee on Executive Compensation

--------------------------------------------------------------------------------

     The Compensation Committee of the Board of Directors is comprised of three non-employee directors who are independent as defined under the listing standards of the New York Stock Exchange. The Committee is responsible for establishing and administering Buckeye's executive compensation programs, as well as determining the salaries, compensation and benefits of the Chief Executive Officer and the Chief Operating Officer. In prior years, the Compensation Committee has engaged the consulting firm of William M. Mercer, Inc., Atlanta, Georgia, to conduct appropriate surveys of executive compensation plans and to compile data for comparable companies for committee comparison and review.

     This report of the Compensation Committee describes the components of Buckeye's executive officer compensation programs and describes the basis upon which compensation is awarded to the executive officers of Buckeye.

     This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Buckeye specifically incorporates this information by reference, and shall not otherwise be deemed filed under these Acts.

Compensation Philosophy and Structure

     Total compensation levels are designed to attract, retain and reward executives who contribute to the long-term success of Buckeye. Compensation for Buckeye executives is comprised of three principal components: salary and benefits, annual at risk compensation, and long-term, equity-based incentive compensation. The Compensation Committee believes that executive compensation should be materially influenced by Buckeye's financial performance and, as such, the Committee has approved an executive compensation program that places a significant portion of executive compensation "at risk" dependent upon the company's and each individual's performance against clearly established criteria.

     Buckeye seeks to provide salary and benefit levels that are comparable to those of companies that perform similarly. Salary targets are established for various officer positions based on surveys of relevant industries conducted by an outside compensation consultant. Utilizing these targets, individual salaries are established to reflect the officer's performance in meeting the company's objectives.

     Because of Buckeye's poor financial performance in fiscal year 2002, Buckeye paid no bonuses under its broad-based profit sharing plan for company employees. Under this plan, bonuses of up to 15% of base salary are achievable depending upon Buckeye's business performance measured against specific annual financial targets.

     Buckeye makes payments under its At Risk Compensation ("ARC") program to officers and certain other employees based on Buckeye's business performance and the individual's role in contributing to the success of Buckeye. These awards are determined within a percentage range of base salary, with the payment of at least two-thirds of the award based on quantifiable performance criteria established by the Chief Executive Officer and the Chief Operating Officer, and the balance based on an assessment of the individual's overall performance and his or her contribution to Buckeye during the fiscal year. During the 2002 fiscal year, no payments were made to executive officers under the ARC program.

     In addition, from time-to-time, Buckeye makes long-term incentive awards to officers and certain other employees of (1) incentive and non-qualified stock options from stock option plans previously approved by the stockholders and (2) restricted stock from treasury shares of common stock set aside by Buckeye pursuant to the Restricted Stock Plan approved by the Board of Directors. The purpose of these awards is to focus the recipient's attention on the long-term performance of the business and to strengthen the alignment of stockholder and employee interests in share price appreciation. Restricted stock has been issued to certain Buckeye officers under the Restricted Stock Plan, at the fair market value of the common stock based on the average closing price on the New York Stock Exchange for the 20 business days prior to the date of grant, as a supplemental retirement benefit to partially offset the loss of benefits under Buckeye's defined contribution plans resulting from the cap on wages required by applicable rules and regulations.

Chief Executive Officer and Chief Operating Officer

     Policies with respect to the compensation of the Chief Executive Officer and the Chief Operating Officer are essentially the same as those for other officers, except that their compensation, including the criteria used for determining their ARC, is directly established by the Compensation Committee. The salary and bonus compensation of the Chief Executive Officer and the Chief Operating Officer for fiscal year 2002 reflect Buckeye's overall performance during the period. Neither the Chief Executive Officer nor the Chief Operating Officer received an ARC award for fiscal year 2002.

     The Compensation Committee believes that the compensation levels of Buckeye's executive officers are competitive and reasonably comparable with the compensation and benefits paid to executive officers of companies that generate similar financial results.

                                        Compensation Committee
                                        Samuel M. Mencoff, Chairman
                                        George W. Bryan
                                        Red Cavaney


--------------------------------------------------------------------------------

                                Performance Graph

--------------------------------------------------------------------------------

     The following graph compares the cumulative total stockholder returns from June 28, 1997 through June 29, 2002 with returns based on the S&P 500 Index and the New York Stock Exchange (NYSE) listed Paper and Allied Products companies (SIC 2600-2699 U.S. and foreign companies). The graph assumes $100 invested on June 28, 1997, and the reinvestment of any dividends paid on account of the investments.

                                [GRAPHIC OMITTED]

Total Returns Index                                      06/1997   06/1998   06/1999   06/2000   06/2001   06/2002
                                                         -------   -------   -------   -------   -------   -------
Buckeye Technologies Inc...........................       100.0     139.6      90.0     130.0      85.3      58.1
S&P 500 Stocks.....................................       100.0     130.6     160.2     172.1     146.9     120.4
NYSE Paper Stocks..................................       100.0      95.6     108.7      90.9     108.1     126.6


--------------------------------------------------------------------------------

             Section 16(a) Beneficial Ownership Reporting Compliance

--------------------------------------------------------------------------------

     The federal securities laws require Buckeye's directors and executive officers, and persons who beneficially own more than 10% of a registered class of Buckeye's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of any securities of Buckeye. To Buckeye's knowledge, based solely on review of the copies of such reports furnished to Buckeye and representations by certain reporting persons, all of Buckeye's officers, directors and greater than 10% beneficial owners made all filings required in a timely manner.


--------------------------------------------------------------------------------

                                  Other Matters

--------------------------------------------------------------------------------

     The Board of Directors knows of no matters other than those discussed in this proxy statement which will be presented at the 2002 annual meeting of stockholders. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

     Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the annual meeting, we will provide, without charge, a copy of our Annual Report on Form 10-K for the year ended June 30, 2002. Requests should be directed to Shirley Spears, Buckeye Technologies Inc., P.O. Box 80407, 1001 Tillman Street, Memphis, Tennessee 38108-0407, (901) 320-8125.



                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Sheila Jordan Cunningham

                                         Sheila Jordan Cunningham
                                         Senior Vice President,
                                         General Counsel and Corporate Secretary
Memphis, Tennessee
September 26, 2002

                                     PROXY

                            Buckeye Technologies Inc.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned appoints each of Sheila Jordan Cunningham and Gayle L. Powelson, or either of them, with full power of substitution and revocation as Proxy to vote all shares of stock standing in my name on the books of Buckeye Technologies Inc. (the "Company") at the close of business on September 10, 2002, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters, 1001 Tillman Street, Memphis, Tennessee, on November 7, 2002, at 5:00 p.m., Central Time, and at any and all adjournments, upon the matters set forth in the Notice of the meeting. The Proxy is further authorized to vote in her discretion as to any other matters which may come before the meeting. At the time of preparation of the Proxy Statement, the Board of Directors knows of no business to come before the meeting other than that referred to in the Proxy Statement.

     THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


                                                  Buckeye Technologies Inc.
                                                  Annual Meeting of Stockholders
                                                  Thursday, November 7, 2002
                                                  5:00 p.m. Central Time



                    THERE ARE THREE WAYS TO VOTE YOUR PROXY



    INTERNET VOTING                TELEPHONE VOTING             VOTING BY MAIL

Visit  the  Internet voting   This  method  of  voting is   Simply   mark,  sign
website   at  http://proxy.   available for residents  of   and  date your Proxy
georgeson.com.  Enter   the   the  U.S.  and  Canada.  On   Card  and  return it
COMPANY  NUMBER and CONTROL   a   touch  tone  telephone,   in  the postage-paid
NUMBER   shown   below  and   call TOLL  FREE  1-877-260-   envelope. Any mailed
follow the  instructions on   0388, 24  hours   a  day, 7   Proxy  Card  must be
your    screen.  You   will   days a  week. You  will  be   received  prior   to
incur   only    your  usual   asked  to  enter  ONLY  the   the   vote   at  the
Internet charges. Available   CONTROL NUMBER shown below.   meeting.  If you are
until  5:00   p.m.  Eastern   Have your Proxy Card ready,   voting  by telephone
Time on Wednesday, November   then follow the prerecorded   or   the   Internet,
6, 2002.                      instructions.   Your   vote   please  do  not mail
                              will be confirmed  and cast   your card.
                              as you directed.  Available
                              until 5:00 p.m.Eastern Time
                              on  Wednesday,  November 6,
                              2002.

                COMPANY NUMBER                          CONTROL NUMBER


                            PLEASE DETACH PROXY HERE
--------------------------------------------------------------------------------


[X] Please mark votes as in this example.
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

------------------------------------------------------       -----------------------------------------------------
ELECTION OF DIRECTORS                                        RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(terms expiring in 2005)

Nominees:         George W. Bryan
                  R. Howard Cannon


             FOR        WITHHELD                                        FOR       AGAINST       ABSTAIN
             [ ]           [ ]                                          [ ]         [ ]           [ ]




Exceptions:

-----------------------------------------------------
       For all nominees except as noted above.

------------------------------------------------------       -----------------------------------------------------

Dated:           , 2002                              Signed:
      -----------                                             ----------------------------------------
[Label to be placed here]                            Signed:
                                                              ----------------------------------------
                                                     Stockholder should sign here exactly as shown on
                                                     the label affixed hereto.  Adminstrator, Trustee,
                                                     or Guardian, please give full title.  If more than
                                                     one Trustee, all should sign.  All Joint Owners
                                                     should sign.

                                                     PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY
                                                     PROMPTLY IN THE ENCLOSED ENVELOPE TO:
                                                                                           Georgeson Shareholder
                                                                                           Wall Street Station
                                                                                           P.O. Box 1101
                                                                                           New York, NY  10269-0666
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